UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2022

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 17, 2022, Daré Bioscience, Inc. (“Daré”) issued a press release regarding DARE-HRT1, its investigational combination bio-identical 17β-estradiol and bio-identical progesterone intravaginal ring (“IVR”) for the treatment of menopausal symptoms as part of hormone therapy following menopause, a copy of which is attached as Exhibit 99.1 to this report.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in Exhibit 99.1 shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Daré, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On October 17, 2022, Daré issued a press release announcing topline results of its Phase 1/2 clinical study of DARE-HRT1. The randomized, open-label, two-arm, parallel group Phase 1/2 study was designed to evaluate the pharmacokinetics (“PK”) of two versions of DARE-HRT1 (estradiol 80 µg/progesterone 4 mg IVR and estradiol 160 µg/progesterone 8 mg IVR) in approximately 20 healthy, post-menopausal women over approximately three consecutive months of use. The study also collected safety, usability, acceptability and symptom-relief data, including the vasomotor symptoms (“VMS”) as well as the vaginal symptoms of menopause.

The levels of estradiol released from both the lower and higher dose formulation of DARE-HRT1 evaluated in the study achieved statistically significant improvement in VMS as well as the genitourinary symptoms of menopause, and vaginal pH and maturation index.

Menopausal symptoms, including hot flashes and night sweats, were reduced compared with baseline in both DARE-HRT1 dose groups (p<0.01). Participants also showed significant improvement from baseline in all measures surveyed on The Menopausal Quality of Life Survey (MENQOL), which surveys not only parameters of VMS, but also physical, psychosocial and sexual symptoms (p<0.01 on all domains). With DARE-HRT1 use, vaginal pH significantly decreased compared to baseline (p<0.01) and cytologic tests of the vaginal epithelium (vaginal maturation index) showed significant normalization (all p values <0.01 for increases in superficial cells, increases in intermediate cells and decreases in parabasal cells from baseline) among all participants. The most common genitourinary symptom, vaginal dryness, which was reported by 70% of participants at baseline, showed significant improvement in both DARE-HRT1 groups (p<0.01) and this subset also experienced significant decreases in vaginal pain with DARE-HRT1 use (p<0.01).

The study treatment was well tolerated with the types of most common adverse events consistent with other vaginal products. There were only two early discontinuations due to an adverse event, and no serious adverse events were reported.

DARE-HRT1 had a high level of acceptability in the study, with 100% of subjects reporting that the IVR was comfortable to wear, and there were no reports of the IVR being expelled from the vagina during use. Additionally, over 95% of subjects stated they would be either somewhat or very likely to use the IVR for a women’s health condition or unrelated disease if needed.

Daré anticipates that the topline PK data from the Phase 1/2 study will be available and reported later in the fourth quarter of 2022.

Included as Exhibit 99.2 to this report is a presentation about Daré and its product and product candidates, dated October 17, 2022, which is incorporated herein by reference. Daré intends to use the presentation and its contents in various meetings with investors, securities analysts and others, commencing on October 17, 2022.

Forward-Looking Statements

Daré cautions you that all statements, other than statements of historical facts, contained in this report, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” “project,” “target,” “objective,” or the negative version of these words and similar expressions. In this report, forward-looking statements include, but are not limited to, statements relating to DARE-HRT1’s potential as a safe and effective hormone therapy for symptoms of menopause, DARE-HRT1’s potential to be the first FDA-approved monthly IVR product delivering both estrogen and progestogen hormone therapy for symptoms of menopause, the timing of topline PK data from the Phase 1 / 2 study of DARE-HRT1, the importance of the Phase 1 / 2 clinical study results to Daré and DARE-HRT1, and the anticipated regulatory approval pathway for DARE-HRT1. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Daré’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including, without limitation: the risk that positive findings in early clinical and/or nonclinical studies of a product candidate may not be predictive of success in subsequent clinical and/or nonclinical studies of that candidate; Daré’s ability to design and conduct successful clinical trials, to enroll a sufficient number of patients, to meet established clinical endpoints, to avoid undesirable side effects and other safety concerns, and to demonstrate sufficient safety and efficacy of its product candidates; Daré’s dependence on third parties to conduct clinical trials and manufacture and supply clinical trial material and commercial product; Daré’s ability to raise additional capital when and as needed to advance its product candidates, execute its business strategy and continue as a going concern; the loss of, or inability to attract, key personnel; general industry conditions and competition; general economic factors, including inflation, rising interest rates and currency exchange rate fluctuations; the impact of the ongoing COVID-19 pandemic; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances; new products and patents attained by competitors; Daré’s future financial condition, operating results and performance; Daré’s or its licensee’s ability to accurately predict future market conditions; third-party manufacturing difficulties or delays; financial instability of international economies and sovereign risk; difficulties developing and sustaining relationships with commercial counterparties; dependence on the effectiveness of patents owned or licensed by Daré and other protections for innovative products; and the exposure of Daré, its commercial counterparties and other third parties on which it relies to litigation, including patent litigation, and/or regulatory actions. Daré’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. For a detailed description of Daré’s risks and uncertainties, you are encouraged to review its documents filed with the Securities and Exchange Commission including Daré’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Daré undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued on October 17, 2022
99.2	Corporate presentation, dated October 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: October 17, 2022	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer

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